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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FIRST QUARTER 2026 FINANCIAL RESULTS
●
Q1 2026 GAAP diluted EPS of $0.92 compared to $0.88 GAAP diluted EPS in
Q1 2025
●
Q1 2026 non-GAAP diluted EPS of $1.32 compared to $1.15 non-GAAP diluted
EPS in Q1 2025
●
Reaffirming guidance for 2026 sales, non-GAAP diluted EPS, and Adjusted
EBITDA
●
Confirming that value creation initiatives are expected to deliver over $200 million of operating income
improvement over the next few years, with $125 million run-rate by year-end
2026
MELVILLE, N.Y.,
May 5, 2026 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the first quarter ended March
28, 2026.
“I am pleased with our strong first quarter results that reflect continuing momentum from the second half of last year
as we grow market share and expand gross margins. Our growth outlook, combined with the progress made on value-creation
initiatives and a strong start to the year, reinforces
my confidence that we will deliver on our 2026 financial guidance,”
said
Fred Lowery,
Chief Executive Officer of Henry Schein.
“I am committed to the Company’s goal of achieving greater than
$200 million of annual operating income improvement within the next few years, with a $125 million run-rate by the end of
2026. These initiatives, along with continued execution of our strategic plan, will contribute to us achieving high-single digit
to low-double digit earnings growth in the coming years.”
“Over the last two months as I have immersed myself in the business and spoken with customers, suppliers and
employees, it is clear that Henry Schein has great assets with a differentiated platform to serve as a trusted partner to
healthcare practitioners
worldwide. As we look ahead, I’m excited by the significant
opportunities to accelerate growth
through the use of technology,
improve operational execution, and become
a more agile company,” added Mr. Lowery.
First Quarter 2026
Financial Results
●
Total
net sales
for the quarter were $3.4 billion,
an increase of 6.3% compared to the first quarter of 2025 and reflects 2.5% internal sales growth, 0.7% sales growth from acquisitions, and a 3.1% increase resulting from foreign
currency exchange. First quarter sales growth is detailed in Exhibit A 1 .
●
Global Distribution and Value-Added Services sales
for the quarter increased 6.1%, and reflects 2.5% internal
sales growth, 0.6% sales growth from acquisitions, and a 3.0% increase resulting from foreign currency exchange
compared with the first quarter of 2025. The main components are:
● Global Dental Distribution merchandise sales
for the quarter increased 9.0%, and by 3.0% internal sales
growth, compared with the first quarter of 2025, with continuing strong momentum in the U.S.

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● Global Dental Distribution equipment sales
for the quarter increased 8.6%, and by 3.5% internal sales
growth, compared with the first quarter of 2025.
● Global Medical Distribution sales
for the quarter increased 1.7%, and by 1.3% internal sales growth, compared with the first quarter of 2025.
● Global Value-Added Services sales for the quarter increased 10.6%, and by 7.8% internal sales growth, compared with the first quarter of 2025.
●
Global Specialty Products sales
for the quarter increased 8.1%, and by 1.7%
internal sales growth, 1.7% sales
growth from acquisitions, and a 4.7% increase resulting from foreign currency exchange, compared with the first
quarter of 2025.
● Global Technology sales
for the quarter increased 7.0%, and reflects 6.9% internal sales growth, 1.3%
sales
decrease due to a business disposal,
and a 1.4% increase resulting from foreign currency exchange, compared with
the first quarter of 2025.
●
GAAP net income
2
for the quarter was $107 million, or $0.92 per diluted share
4
, and compares with first-quarter
2025 GAAP net income of $110 million, or $0.88 per diluted share.
●
Non-GAAP net income 2 for the quarter was $153 million, or $1.32 per diluted share 4 , and compares with first-
quarter 2025 non-GAAP net income of $143 million, or $1.15 per diluted share.
●
Adjusted EBITDA
3
for the quarter was $289 million and compares
with first-quarter 2025
Adjusted EBITDA of
$259 million.
●
In the first quarter of 2026, the Company acquired a controlling interest in its S.I.N. distributor in the U.S. to enhance
its position in the value implant market and support its business integration strategy.
This transaction resulted in a
remeasurement gain of $11 million.
Share Repurchases
During the first quarter of 2026, the Company repurchased approximately
1.6 million shares of common stock at an
average price of $77.64 per share for a total of $125 million.
At the end of the quarter,
Henry Schein had $655 million authorized and available for future stock repurchases.
2026 Financial Guidance
Henry Schein today reaffirmed its financial guidance for 2026. Guidance is for current continuing operations and
does not include the impact of restructuring expenses and related costs, amortization expense of acquired intangible assets,
the impairment of intangible assets,
changes in contingent consideration,
costs associated with shareholder advisory matters,
select implementation-related costs supporting value creation initiatives,
and litigation settlements. This guidance also
assumes that foreign currency exchange rates remain generally consistent with current levels.
●
2026 non-GAAP diluted EPS attributable to Henry Schein, Inc.
is unchanged and expected to be $5.23 to $5.37.

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●
2026 total sales growth is unchanged and expected to be approximately 3%
to 5% over 2025.
●
2026 Adjusted EBITDA
3
is unchanged and expected to grow mid-single digits compared with 2025.
Adjustments to 2026 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2026 diluted EPS and for 2026
Adjusted EBITDA on a non-GAAP basis, as
noted above. The Company is not providing a reconciliation of its 2026 non-GAAP diluted EPS guidance to its projected
2026 diluted EPS prepared on a GAAP basis, or its 2026
Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring expenses
and related costs, including its ongoing value-creation initiatives, and the corresponding tax effect, which will be included in
the Company’s 2026 diluted EPS and net income, prepared on a GAAP basis. The inability to provide this reconciliation is
due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.
For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
First-Quarter 2026 Conference Call Webcast
The Company will hold a conference call to discuss first-quarter 2026 financial results today, beginning at 8:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.
The Company will be posting slides that provide a summary of its first-quarter
2026
financial results on its website at
https://investor.henryschein.com/financials/quarterly-results/.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 25,000 Team
Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,
and has operations or affiliates in 34 countries and territories. The Company's sales reached
$13.2 billion in 2025, and
have grown at a compound annual rate of approximately 11.0 percent since Henry Schein became a public company in 1995.

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For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,
and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use
of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation
Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.
All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.
These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such
terms as “may,” “could,”
“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”
“to be,” “to make”,
“have
confidence or confident that it will” or other comparable terms. A fuller discussion of our operations, financial condition and status of
litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the
United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;
risks relating to the achievement of our strategic growth
objectives, including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P.
entered into in January 2025; transitions in senior company leadership
(including, without limitation,
the transition to a new Chief Executive Officer); our ability to develop or acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources
functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may
discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our information systems and technology
products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects
of a
highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market;
political, economic, and regulatory influences on the health care industry;
risks from expansion of customer purchasing power and multi-
tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and investment in territories and countries
where we do business; general global and domestic macro-economic and political conditions, including inflation, deflation, recession,
unemployment (and corresponding increase in under-insured
populations), consumer confidence, sovereign debt levels, fluctuations in
energy pricing and the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device
Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with
laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health
records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product
liability, intellectual property
and other claims; risks associated with customs policies or legislative import restrictions; risks associated
with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat or outbreak of war (including, without limitation,
geopolitical wars), terrorism or public unrest (including, without limitation, the wars in Ukraine and Iran,
the Israel-Gaza war and other
unrest and threats in the Middle East and the possibility of a wider European or global conflict); changes to laws and policies governing
foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain
disruption; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management,
employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers
and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that
these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking
statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

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Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).
These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, amortization of acquisition-related assets, the insurance claim recovery associated with the
cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation
consulting costs, and litigation settlements because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are
presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2
See Exhibit B for a reconciliation of GAAP net income and diluted
EPS to non-GAAP net income and diluted EPS.
3 See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4
References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:
Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500
Media
Tim Vassilakos
Vice President,
Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
STATEMENTS
OF INCOME
(in millions,
except share and per share data)
(unaudited)
Three Months Ended
March 28, March 29,
2026 2025
Net sales
$ 3,368 $ 3,168
Cost of sales
2,298 2,168
Gross profit
1,070 1,000
Operating expenses:
Selling, general and administrative
809 738
Depreciation and amortization 67 62
Restructuring and related costs 12 25
Operating income 182 175
Other income (expense):
Interest income
7 6
Interest expense
(39) (35)
Other, net
- (1)
Income before taxes, equity in earnings of affiliates and noncontrolling interests 150 145
Income taxes (38) (35)
Equity in earnings of affiliates, net of tax - 3
Net income 112 113
Less: Net income attributable to noncontrolling interests
(5) (3)
Net income attributable to Henry Schein, Inc. $ 107 $ 110
Earnings per share attributable to Henry Schein, Inc.:
Basic
$ 0.93 $ 0.89
Diluted
$ 0.92 $ 0.88
Weighted-average common
shares outstanding:
Basic
114,939,640 123,776,073
Diluted
116,061,244 124,848,221

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
BALANCE SHEETS
(in millions, except share data)
March 28, December 27,
2026 2025
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents
$ 138 $ 156
Accounts receivable, net of allowance for credit losses of $96 and $90 1,719 1,651
Inventories, net 2,014 2,002
Prepaid expenses and other
625 655
Total current assets
4,496 4,464
Property and equipment, net
618 621
Operating lease right-of-use assets 312 301
Goodwill
4,284 4,213
Other intangibles, net
1,007 1,018
Investments and other 587 598
Total assets
$ 11,304 $ 11,215
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable
$ 1,043 $ 1,154
Bank credit lines
1,046 764
Current maturities of long-term debt
35 33
Operating lease liabilities 78 78
Accrued expenses:
Payroll and related
262 340
Taxes
192 179
Other
641 680
Total current liabilities
3,297 3,228
Long-term debt
2,327 2,310
Deferred income taxes
158 146
Operating lease liabilities 263 251
Other liabilities
437 486
Total liabilities
6,482 6,421
Redeemable noncontrolling interests
903 895
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
114,424,682 issued and outstanding on March 28, 2026 and
115,771,149 issued and outstanding on December 27, 2025 1 1
Additional paid-in capital 167 177
Retained earnings
3,287 3,293
Accumulated other comprehensive loss
(189) (226)
Total Henry Schein, Inc. stockholders' equity 3,266 3,245
Noncontrolling interests 653 654
Total stockholders' equity
3,919 3,899
Total liabilities, redeemable noncontrolling
interests and stockholders' equity
$ 11,304 $ 11,215

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
STATEMENTS
OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended
March 28, March 29,
2026 2025
Cash flows from operating activities:
Net income $ 112 $ 113
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization
81 73
Impairment charge on intangible assets - 1
Non-cash restructuring and related charges 2 1
Stock-based compensation expense 3 5
Provision for losses on trade and other accounts receivable
6 2
Provision for (benefit from) deferred income taxes 2 (7)
Equity in earnings of affiliates - (3)
Distributions from equity affiliates
3 2
Changes in unrecognized tax benefits (1) 2
Other
(27) (27)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable
(69) (74)
Inventories
8 (14)
Other current assets
6 75
Accounts payable and accrued expenses
(223) (112)
Net cash provided by (used in) operating activities (97) 37
Cash flows from investing activities:
Purchases of property and equipment (25) (31)
Payments related to equity investments and business acquisitions, net of cash acquired
(24) (51)
Proceeds from loan to affiliate 1 -
Capitalized software costs (14) (12)
Other
(1) (5)
Net cash used in investing activities
(63) (99)
Cash flows from financing activities:
Net change in bank credit lines 283 215
Proceeds from issuance of long-term debt
57 150
Principal payments for long-term debt
(39) (15)
Proceeds from issuance of stock upon exercise of stock options
1 1
Payments for repurchases and retirement of common stock
(125) (161)
Payments for taxes related to shares withheld for employee taxes (9) (12)
Distributions to noncontrolling shareholders (16) (4)
Payments for contingent consideration - (12)
Acquisitions of noncontrolling interests in subsidiaries
(32) (73)
Net cash provided by financing activities 120 89
Effect of exchange rate changes on cash and cash equivalents 22 (22)
Net change in cash and cash equivalents (18) 5
Cash and cash equivalents, beginning of period
156 122
Cash and cash equivalents, end of period
$ 138 $ 127

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2026 First Quarter
Sales Summary
(in millions)
(unaudited)
Q1 2026 over Q1 2025
Constant Currency
Growth
Q1 2026 Q1 2025
Local
Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added
Services
Merchandise $ 624 $ 591 4.1% 1.5% 5.6% 0.0% 5.6%
Equipment 194 187 3.4% 0.0% 3.4% 0.0% 3.4%
Value-Added Services 48 45 6.2% 0.0% 6.2% 0.0% 6.2%
Total Dental 866 823 4.1% 1.0% 5.1% 0.0% 5.1%
Medical 1,043 1,030 1.2% 0.1% 1.3% 0.0% 1.3%
Total U.S. Distribution and Value-Added
Services 1,909 1,853 2.5% 0.5% 3.0% 0.0% 3.0%
International Distribution and Value-
Added Services
Merchandise 668 594 1.8% 1.1% 2.9% 9.6% 12.5%
Equipment 223 197 3.6% 0.0% 3.6% 9.8% 13.4%
Value-Added Services 9 7 18.9% 9.5% 28.4% 12.6% 41.0%
Total Dental 900 798 2.4% 0.8% 3.2% 9.8% 13.0%
Medical 30 25 4.7% 0.0% 4.7% 11.4% 16.1%
Total International Distribution and
Value-Added Services 930 823 2.5% 0.8% 3.3% 9.8% 13.1%
Global Distribution and Value-Added
Services
Global Merchandise 1,292 1,185 3.0% 1.2% 4.2% 4.8% 9.0%
Global Equipment 417 384 3.5% 0.0% 3.5% 5.1% 8.6%
Global Value-Added Services 57 52 7.8% 1.2% 9.0% 1.6% 10.6%
Global Dental 1,766 1,621 3.2% 1.0% 4.2% 4.8% 9.0%
Global Medical 1,073 1,055 1.3% 0.1% 1.4% 0.3% 1.7%
Total Global Distribution and Value-
Added Services 2,839 2,676 2.5% 0.6% 3.1% 3.0% 6.1%
Global Specialty Products 397 367 1.7% 1.7% 3.4% 4.7% 8.1%
Global Technology 173 162 6.9% -1.3% 5.6% 1.4% 7.0%
Eliminations (41) (37) n/a n/a n/a n/a n/a
Total Global $ 3,368 $ 3,168 2.5% 0.7% 3.2% 3.1% 6.3%

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Exhibit B
Henry Schein, Inc.
2026 First Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
First Quarter
%
2026 2025 Growth
Net income attributable to Henry Schein, Inc. $ 107 $ 110 (2.3) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.92 $ 0.88 4.5%
Non-GAAP Adjustments, net of tax and attribution to noncontrolling interests
Restructuring and related costs (1) $ 8 $ 17
Acquisition intangible amortization (2) 27 27
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - (15)
Change in contingent consideration (4) 1 (2)
Costs associated with shareholder advisory matters and select implementation related
value creation consulting costs (5) 10 6
Non-GAAP adjustments to net income $ 46 $ 33
Non-GAAP adjustments to diluted EPS $ 0.39 $ 0.27
Non-GAAP net income attributable to Henry Schein, Inc. $ 153 $ 143 6.5%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.32 $ 1.15 14.8%
Management believes that non-GAAP financial measures
provide investors with useful supplemental information
about the financial
performance of our business, enable comparison of financial results between periods where certain items may
vary independent of
business performance and allow for greater transparency
with respect to key metrics used by management
in operating our business.
These non-GAAP financial measures are
presented solely for informational and comparative
purposes and should not be regarded
as a
replacement for corresponding,
similarly captioned, GAAP measures.
Net income growth rates are
based on actual values and may not
recalculate due to rounding.
Amounts may not sum due to rounding.
(1)
Restructuring and Related Costs
The following table presents details of our restructuring and related costs:
First Quarter
2026 2025
Restructuring and related costs - pre-tax, as reported $ 12 $ 25
Income tax benefit (3) (7)
Amount attributable to noncontrolling interests (1) (1)
Restructuring and related costs, net $ 8 $ 17

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(2)
Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
First Quarter
2026 2025
Acquisition intangible amortization - pre-tax, as reported $ 45 $ 43
Income tax benefit (11) (10)
Amount attributable to noncontrolling interests (7) (6)
Acquisition intangible amortization, net $ 27 $ 27
(3)
Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4 2023 cyber
incident.
During Q1 2025, we received insurance proceeds of $20 million ($15 million, net of taxes) under this policy
representing the remaining insurance recovery of losses related to the cyber incident.
(4)
Represents a change in the fair value of contingent consideration of $1 million ($1 million, net of taxes) and ($2) million (($2)
million, net of taxes) recorded during Q1 2026 and Q1 2025, respectively, related to certain 2023 and 2025 acquisitions.
(5)
Represents costs associated with shareholder advisory matters and select implementation related value creation consulting
costs of $13 million ($10 million, net of taxes) and $8 million ($6 million, net of taxes) recorded during Q1 2026 and Q1 2025,
respectively.

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Exhibit C
Henry Schein, Inc.
2026 First Quarter
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
First Quarter
2026 2025
Net income attributable to Henry Schein, Inc. (GAAP) $ 107 $ 110
Income attributable to noncontrolling interests 5 3
Net income (GAAP) 112 113
Definitional adjustments:
Interest income (7) (6)
Interest expense 39 35
Income taxes 38 35
Depreciation and amortization 81 73
Non-GAAP adjustments:
Restructuring and related costs 12 25
Cyber incident-insurance proceeds, net of third-party advisory expenses
- (20)
Impairment of intangible assets - 1
Change in contingent consideration 1 (2)
Costs associated with shareholder advisory matters and select implementation related value creation consulting costs
13 8
Other adjustments:
Equity in earnings of affiliates, net of tax - (3)
Adjusted EBITDA (non-GAAP) $ 289 $ 259
Adjusted EBITDA is a non-GAAP measure that we calculate
in the manner reflected on Exhibit C.
We define Adjusted EBITDA as net income, excluding (i)
net income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv) depreciation and amortization, (v) restructuring and
related costs, (vi) cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of intangible assets, (viii) change in contingent
consideration, (ix) costs associated with shareholder advisory matters and select implementation related value creation
consulting costs, and (x) equity in
earnings of affiliates, net of tax.
Amounts may not sum due to rounding.